UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2025

WETOUCH TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41957	20-4080330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.29, Third Main Avenue, Shigao Town, Renshou County,

Meishan, Sichuan, China 620500

(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 28-37390666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	WETH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 26, 2025, Wetouch Technology Inc. (the “Company”), held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). A quorum was present at the Annual Meeting, and Stockholders: (i) elected Guangrong Cai, Jian Feng, Jiaxing Huang, Jing Guo and Yunna Liu to the Company’s Board of Directors, each to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified; (ii) ratified the appointment of ST & Partners PLT, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; (iii) approved to increase the number of shares of the Company’s authorized common stock, par value $0.001 per share (“common stock”), that may be issued from 15,000,000 to 65,000,000; and (iv) approved the compensation of the named executive officers in a non-binding, advisory vote.

The following is a summary of the voting results for each matter submitted to the Stockholders:

Proposal One	Election of Directors

Name	For	Against	Abstain	Broker Non-Votes
Guangrong Cai	5,215,932	188,675	43,151	5,207,859.00
Jian Feng	5,274,032	130,575	43,151	5,207,859.00
Jiaxing Huang	5,273,033	131,574	43,151	5,207,859.00
Jing Guo	5,274,033	130,574	43,151	5,207,859.00
Yunna Liu	5,295,733	108,874	43,151	5,207,859.00

Proposal Two	Ratification of the Appointment of ST & Partners PLT, as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2025

The Stockholders ratified the appointment of ST & Partners PLT, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, as follows:

For	Against	Abstain
6,316,228	904	84,039

Proposal Three	Increase the number of shares of the Company’s authorized common stock, par value $0.001 per share, that may be issued from 15,000,000 to 65,000,000

For	Against	Abstain
5,245,364	1,049,486	106,323

Proposal Four	Advisory Vote on Compensation of Named Executive Officers

The Stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
5,154,035	171,800	121,923	5,207,859.00

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WETOUCH TECHNOLOGY INC.

Date: December 31, 2025	By:	/s/ Zongyi Lian
	Name:	Zongyi Lian
	Title:	President and Chief Executive officer (Principal Executive Officer)

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